February 17, 2009

Dear Shareholder:

The Virtus All-Cap Growth Fund (“All-Cap Growth”), a series of Virtus Equity Trust (the “Trust”), will hold a special meeting of shareholders at 2 p.m. Eastern time, on March 27, 2009, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). At the Meeting, shareholders of All-Cap Growth will vote on an Agreement and Plan of Reorganization (the “Plan”) under which All-Cap Growth will be combined into the Virtus Strategic Growth Fund (“Strategic Growth”), another series of the Trust. The reorganization is expected to be completed on or about April 3, 2009. All-Cap Growth’s investment objective is identical to and its investment strategies are similar to those of Strategic Growth. If the Plan is approved by shareholders, you will become a shareholder of Strategic Growth and will receive shares of the corresponding class of Strategic Growth with an aggregate net asset value equal to the aggregate net asset value of your investment in All-Cap Growth. No sales charge will be imposed in connection with the reorganization.

The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as set forth in the Plan and described in the accompanying materials, and believes that the reorganization is in the best interests of All-Cap Growth and its shareholders. The reorganization into a single fund is expected to result in greater operating efficiencies and lower fund expenses for shareholders of All-Cap Growth. The expenses associated with the reorganization will be paid by both All-Cap Growth and Strategic Growth on a pro rata basis. You will not incur any sales charges in connection with the reorganization. Therefore, the Board of Trustees recommends that you vote in favor of the Plan.

Details of the proposed Plan, the voting process and the Meeting are set forth in the enclosed Prospectus/Proxy Statement.

Your vote counts and delaying to vote can potentially add to the cost of this proxy solicitation. Please cast your ballot today—online, by telephone or by mail—by following the instructions on the enclosed proxy card.

If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

Virtus Investment Partners
C/O State Street Bank & Trust Co
PO Box 8301	Toll Free 800-243-1574
Boston MA 02266-8301	Virtus.com

Mutual Funds distributed by VP Distributors, Inc.

Q & A FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposed reorganization that will be the subject of a shareholder vote.

Q.	What issue am I being asked to vote on at the upcoming special meeting on March 27, 2009?

A.	Shareholders of Virtus All-Cap Growth Fund (“All-Cap Growth”) are being asked to approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization (the “Reorganization”) of All-Cap Growth, a series of Virtus Equity Trust (the “Trust”) into Virtus Strategic Growth Fund (“Strategic Growth”), another series of the Trust.

Q.	Why did the Board of Trustees approve the Reorganization?

A.	The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and strategies within the Virtus Mutual Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. The proposed Reorganization will allow shareholders of All-Cap Growth to own a fund that is similar in style and with a greater amount of combined assets, after the Reorganization. Strategic Growth has an identical investment objective and similar investment strategies as All-Cap Growth. Its Class A shares have slightly outperformed the Class A shares of All-Cap Growth on a one-, three-, and five-year basis, through September 30, 2008, although All-Cap Growth has outperformed Strategic Growth for the same periods through December 31, 2008. The Reorganization should create better efficiencies for the portfolio management team, which should benefit Strategic Growth and its shareholders, and result in even lower fees for all Strategic Growth share classes after the Reorganization.

Q.	What will happen to my existing shares?

A.	Your shares of All-Cap Growth will be exchanged for shares of Strategic Growth. Therefore, if you own Class A, Class B or Class C shares of All-Cap Growth, you will own Class A, Class B or Class C shares, respectively, of Strategic Growth following the Reorganization. You will not pay any sales charges in connection with the Reorganization. The shares of Strategic Growth that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of All-Cap Growth immediately prior to the Reorganization so that the value of your investment will be exactly the same immediately before and immediately after the Reorganization.

Q.	Are there differences between the investment objectives and investment strategies of All-Cap Growth and Strategic Growth?

A.

The investment objective of All-Cap Growth is identical to that of Strategic Growth. The investment strategies for All-Cap Growth are similar to those for Strategic Growth, but there are some differences. All-Cap Growth may purchase common stock of companies that may be of any capitalization and may be unseasoned or established, while Strategic Growth normally invests at least 65% of its assets in stocks of large capitalization companies that are within the range of companies included in the Russell 1000® Growth Index. While both Funds focus on growth stocks, All-Cap Growth may select stocks of companies that may not be experiencing rapid growth but, in the opinion of its subadviser, are undervalued by other criteria of their fundamental net worth. Furthermore, unlike Strategic Growth, All-Cap Growth may invest a significant portion of its assets in one or more sectors of the equity market.

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Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Meeting, the Reorganization is expected to occur on or about April 3, 2009.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is expected to be a tax-free transaction for federal income tax purposes.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of All-Cap Growth do not approve the Plan, the Reorganization will not take effect and the Board of Trustees of the Trust will consider other possible courses of action in the best interests of All-Cap Growth and its shareholders.

Q.	Has the Board of Trustees approved the proposal?

A.	Yes. The Board unanimously approved the Reorganization as set forth in the Plan and recommends that you vote FOR the Plan.

Q.	Who will pay for the legal costs and proxy solicitation associated with the proposal?

A.	All of the costs incurred by the Funds in connection with the Reorganization will be paid by both All-Cap Growth and Strategic Growth on a pro rata basis. If the Plan is not approved, Virtus Investment Advisers, Inc. or one of its affiliates will pay the expenses incurred by All-Cap Growth and Strategic Growth in connection with the Reorganization (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by All-Cap Growth, Strategic Growth or their shareholders.

Q.	How do I vote my shares?

A.	If you do not expect to attend the Meeting, you may vote by telephone by calling the toll-free number on the proxy card or by computer at the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you may vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. You may also vote your shares by attending the Meeting. It is important that you vote promptly.

Q.	Will anyone contact me?

A.	You may receive a call from our proxy solicitor, Computershare Fund Services, Inc. (“CFS”) to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.

Please call CFS, All-Cap Growth’s proxy agent, at 866-209-8568. As the Meeting date approaches, certain shareholders of All-Cap Growth may receive telephone calls from representatives of CFS if their votes have

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not yet been received. Proxies that are obtained telephonically by CFS will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal.

In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Meeting. You may vote by telephone, over the Internet or by mail. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States.

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VIRTUS EQUITY TRUST

on behalf of Virtus All-Cap Growth Fund

101 Munson Street

Greenfield, Massachusetts 01301

1-800-243-1574

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 27, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the Virtus All-Cap Growth Fund (“All-Cap Growth”) series of Virtus Equity Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut, 06103, on March 27, 2009 at 2 p.m. Eastern time and any adjournments thereof (the “Meeting”). The Meeting will be held for the following purposes:

1.	To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of All-Cap Growth, a series of the Trust, by Virtus Strategic Growth Fund (“Strategic Growth”), another series of the Trust, in exchange for shares of Strategic Growth and the assumption by Strategic Growth of the liabilities of All-Cap Growth. The Plan also provides for distribution of these shares of Strategic Growth to shareholders of All-Cap Growth in liquidation and subsequent termination of All-Cap Growth. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of All-Cap Growth.

2.	To transact any other business that may properly come before the Meeting.

The Board of Trustees has fixed the close of business on February 4, 2009 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Through the Internet—log on at the Internet address provided on the proxy card

•	By telephone—call the toll-free number listed on the proxy card

•	By mail—using the enclosed proxy card and postage paid envelope

•	In person—at the Meeting

We encourage you to vote by Internet or telephone; have your proxy card in hand and go to the Web site or call the number and follow the instructions given there. Use of Internet or telephone voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals described above.

By order of the Board of Trustees

Kevin J. Carr
Secretary
Virtus Equity Trust

February 9, 2009

SHAREHOLDERS ARE REQUESTED TO VOTE BY INTERNET OR BY TELEPHONE OR TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY WITH RESPECT TO INTERNET OR TELEPHONE VOTING ARE SET FORTH ON THE PROXY CARD. INSTRUCTIONS FOR SIGNING PROXY CARDS IF MAILING IMMEDIATELY FOLLOW THIS NOTICE. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.	All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp	ABC Corp.

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ACQUISITION OF ASSETS OF

VIRTUS ALL-CAP GROWTH FUND

a series of

Virtus Equity Trust

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

VIRTUS STRATEGIC GROWTH FUND

another series of

Virtus Equity Trust

PROSPECTUS/PROXY STATEMENT

DATED FEBRUARY 9, 2009

This Prospectus/Proxy Statement is being furnished in connection with an Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of Virtus All-Cap Growth Fund (“All-Cap Growth”), a series of Virtus Equity Trust (the “Trust”), for consideration at a Special Meeting of Shareholders to be held on March 27, 2009 at 2 p.m. Eastern time at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of All-Cap Growth’s shareholders, the Board of Trustees of the Trust has approved the proposed reorganization of All-Cap Growth into Virtus Strategic Growth Fund (“Strategic Growth”), another series of the Trust. All-Cap Growth and Strategic Growth are sometimes referred to in this Prospectus/Proxy Statement individually as a “Fund” and collectively as the “Funds.”

In the reorganization, all of the assets of All-Cap Growth will be acquired by Strategic Growth in exchange for Class A, Class B and Class C shares of Strategic Growth and the assumption by Strategic Growth of the liabilities of All-Cap Growth (the “Reorganization”). If the Reorganization is approved, Class A, Class B and Class C shares of Strategic Growth will be distributed to each shareholder in liquidation of All-Cap Growth, and All-Cap Growth will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Strategic Growth which have an aggregate net asset value equal to the aggregate net asset value of your shares of All-Cap Growth.

All-Cap Growth and Strategic Growth are separate diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of All-Cap Growth is identical to that of Strategic Growth, as follows:

Fund	Investment Objective

All-Cap Growth	Long-term growth of capital.

Strategic Growth	Long-term capital growth.

The investment strategies for All-Cap Growth are similar to those for Strategic Growth, but there are some differences. All-Cap Growth may purchase common stock of companies that may be of any capitalization and may be unseasoned or established, while Strategic Growth normally invests at least 65% of its assets in stocks of large capitalization companies that are within the range of companies included in the Russell 1000® Growth Index. While both Funds focus on growth stocks, All-Cap Growth may select stocks of companies that may not be experiencing rapid growth but, in the opinion of its subadviser, are undervalued by other criteria of their fundamental net worth. Furthermore, unlike Strategic Growth, All-Cap Growth may invest a significant portion of its assets in one or more sectors of the equity market.

Virtus Investment Advisers, Inc. (formerly Phoenix Investment Counsel, Inc.) (“VIA”) serves as the investment adviser for both Funds. Engemann Asset Management (“Engemann”) serves as the investment subadviser for All-Cap Growth, while SCM Advisors, LLC (“SCM”) serves as the investment subadviser for Strategic Growth.

This Prospectus/Proxy Statement explains concisely the information about Strategic Growth that you should know before voting on the Plan. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about All-Cap Growth:	How to Obtain this Information:

Prospectus of the Trust relating to All-Cap Growth, dated June 6, 2008, as revised October 1, 2008

Statement of Additional Information of the Trust relating to All-Cap Growth, dated June 6, 2008, as revised October 1, 2008

Annual Report of the Trust relating to All-Cap Growth for the year ended March 31, 2008

Semiannual Report of the Trust relating to All-Cap Growth for the six months ended September 30, 2008

Copies are available upon request and without charge if you:

•       Visit www.virtus.com on the Internet;

•       Write to VP Distributors, Inc., 100 Pearl Street, Hartford, CT 06103; or

•       Call (800) 243-1574 toll-free.

Information about Strategic Growth:	How to Obtain this Information:

Prospectus of the Trust relating to Strategic Growth, dated June 6, 2008, as revised October 1, 2008, which accompanies this Prospectus/Proxy Statement

Statement of Additional Information of the Trust relating to Strategic Growth, dated June 6, 2008, as revised October 1, 2008

Annual Report of the Trust relating to Strategic Growth for the year ended March 31, 2008

Semiannual Report of the Trust relating to Strategic Growth for the six months ended September 30, 2008

Copies are available upon request and without charge if you:

•       Visit www.virtus.com on the Internet;

•       Write to VP Distributors, Inc., 100 Pearl Street, Hartford, CT 06103; or

•       Call (800) 243-1574 toll-free.

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information dated February 9, 2009, which relates to this Prospectus/Proxy Statement and the Reorganization	Copies are available upon request and without charge if you: • Write to VP Distributors, Inc., 100 Pearl Street, Hartford, CT 06103; or • Call (800) 243-1574 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to All-Cap Growth and Strategic Growth contained in the Prospectus of the Trust dated June 6, 2008, as revised October 1, 2008, (SEC File No. 811-00945) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated February 9, 2009, relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to All-Cap Growth and Strategic Growth for the year ended March 31, 2008 and the six months ended September 30, 2008, and pro forma financial statements of the Trust relating to Strategic Growth for the 12-month period ended September 30, 2008, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in Strategic Growth:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE

REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS

IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS

ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Funds and the form of Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and strategies within the Virtus Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. The proposed Reorganization will allow shareholders of All-Cap Growth to own a fund that is similar in style and with a greater amount of combined assets, after the Reorganization. Strategic Growth has an identical investment objective and similar investment strategies as All-Cap Growth. Its Class A shares have slightly outperformed the Class A shares of All-Cap Growth on a one-, three-, and five-year basis, through September 30, 2008, although All-Cap Growth has outperformed Strategic Growth for the same periods through December 31, 2008. The Reorganization should create better efficiencies for the portfolio management team, which should benefit Strategic Growth and its shareholders, and result in even lower fees for all Strategic Growth share classes after the Reorganization. Having considered the reorganization as proposed, the Trustees believe that the Reorganization is in the best interests of All-Cap Growth and its shareholders.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the transfer in-kind of all of the assets of All-Cap Growth to Strategic Growth in exchange for Class A, Class B and Class C shares of Strategic Growth;

•	the assumption by Strategic Growth of all of the liabilities of All-Cap Growth;

•	the liquidation of All-Cap Growth by distribution of Class A, Class B and Class C shares of Strategic Growth to All-Cap Growth’s shareholders; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

Subject to the required shareholder approval, the Reorganization is expected to be completed on or about April 3, 2009.

After the Reorganization, what shares will I own?

If you own Class A, Class B or Class C shares of All-Cap Growth, you will own Class A, Class B or Class C shares, respectively, of Strategic Growth.

The new shares you receive will have the same total value as your shares of All-Cap Growth, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will result in better operating efficiencies. Upon the reorganization of All-Cap Growth into Strategic Growth, operating efficiencies are anticipated to be achieved by Strategic Growth because it will have a greater level of assets. As of September 30, 2008, All-Cap Growth’s net assets were approximately $68.2 million and Strategic Growth’s net assets were approximately $118.0 million. It is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale. Total gross fund operating expenses for Class A, Class B and Class C shares of All-Cap Growth are 1.59%, 2.34% and 2.34%, respectively, while current total gross operating expenses for the Class A, Class B and Class C shares of Strategic Growth are 1.43%, 2.18% and 2.18%, respectively.

After the Reorganization, the value of your shares will depend on the performance of Strategic Growth rather than that of All-Cap Growth. The Trustees of the Trust believe that the Reorganization will benefit both All-Cap Growth and Strategic Growth. All of the costs of the Reorganization, including the costs of the Meeting, the proxy solicitation or any adjourned session, will be paid by both All-Cap Growth and Strategic Growth on a pro rata basis.

Like All-Cap Growth, Strategic Growth will pay dividends from net investment income on a semiannual basis and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class B and Class C shares of Strategic Growth or distributed in cash, in accordance with your election.

How do the Trustees recommend that I vote?

The Trustees of the Trust, including the Trustees who are not “interested persons” as such term is defined in the 1940 Act (the “Disinterested Trustees”), have concluded that the Reorganization would be in the best interests of All-Cap Growth and Strategic Growth and their respective shareholders, and that the shareholders’ interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for approval of the shareholders of All-Cap Growth.

THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PLAN AND THE

REORGANIZATION CONTEMPLATED THEREBY

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class B and Class C shares, as applicable, of Strategic Growth in the same manner as you did for your shares of All-Cap Growth before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives and principal investment strategies compare?

The investment objective of All-Cap Growth is identical to Strategic Growth. The investment objectives of both All-Cap Growth and Strategic Growth are non-fundamental, which means that each may be changed by vote of the respective Fund’s Trustees and without shareholder approval, upon 60 days notice. The investment strategies of the Funds are also similar.

The following tables summarize a comparison of All-Cap Growth and Strategic Growth with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Funds.

All-Cap Growth

Investment Objective	Seeks to provide long-term growth of capital.

Principal Investment Strategies

Focuses on purchasing common stocks of domestic corporations with improving fundamentals. The companies may be of any capitalization and may be unseasoned or established. May select stocks of companies that may not be experiencing rapid growth but, in the opinion of the Subadviser, are undervalued by other criteria of their fundamental net worth. As of December 31, 2008, the market capitalization of the issuers in which the Fund was invested ranged from $521.7 million to $113 billion.

Uses a bottom-up, fundamental approach focusing primarily on fundamental acceleration. A screening process is utilized to select stocks of companies that the Subadviser believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

Seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

In pursuit of its investment objective, the Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as technology, healthcare, natural resources, etc.

Strategic Growth

Investment Objective	Seeks to provide long-term capital growth.

Principal Investment Strategies

Normally invests at least 65% of assets in stocks of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. May invest in stocks of small and medium capitalization companies. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the Fund may invest may vary with market conditions. As of December 31, 2008, the market capitalization range of companies included in the Russell 1000® Growth Index was $24.4 million to $406 billion.

Uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that the Subadviser believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

Seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

Investment strategy may result in a higher portfolio turnover rate. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to shareholders.

The principal risks of the Funds are similar as well. For a discussion of the Funds’ principal risks, see the section entitled “Risks” below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of the Funds.

Because All-Cap Growth and Strategic Growth have identical investment objectives and similar investment strategies, it is not anticipated that the securities held by All-Cap Growth will be sold in significant amounts in order to comply with the policies and investment practices of Strategic Growth in connection with the Reorganization. If any such sales occur, the transaction costs will be borne by Strategic Growth. Such costs are ultimately borne by the Fund’s shareholders.

How do the Funds’ fees and expenses compare?

All-Cap Growth offers three classes of shares (Class A, Class B and Class C). Strategic Growth offers four classes of shares (Class A, Class B, Class C and Class I). Strategic Growth’s Class I shares are not part of this Reorganization and are not discussed in this document; however, you may refer to Strategic Growth’s Prospectus and Statement of Additional Information for more information on its Class I shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B and Class C shares of each of the Funds. The columns entitled “Strategic Growth (Pro Forma)” show you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the Class A, Class B and Class C shares of All-Cap Growth and Strategic Growth, set forth in the following tables and in the examples are based on the expenses for the 12-month periods ended September 30, 2008. The amounts for Class A, Class B and Class C shares of Strategic Growth (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of Strategic Growth would have been for the 12-month period ended September 30, 2008, assuming the Reorganization had taken place on October 1, 2007.

Shareholder Fees (fees paid directly from your investment)

	All-Cap Growth Class A		Strategic Growth Class A		Strategic Growth (Pro Forma) Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	(a)	None	(a)	None	(a)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

Fees and Expenses (as a percentage of average daily net assets)

	All-Cap Growth Class A		Strategic Growth Class A	Strategic Growth (Pro Forma) Class A
Management Fees	0.86%		0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees(b)	None		0.25%	0.25%
Shareholder Services Fee	0.25	%(c)	None	None
Other Expenses	0.48%		0.48%	0.36%
Total Annual Fund Operating Expenses	1.59%		1.43%	1.31%

Shareholder Fees (fees paid directly from your investment)

	All-Cap Growth Class B		Strategic Growth Class B		Strategic Growth (Pro Forma) Class B
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	5.00	%(d)	5.00	%(d)	5.00	%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

Fees and Expenses (as a percentage of average daily net assets)

	All-Cap Growth Class B		Strategic Growth Class B	Strategic Growth (Pro Forma) Class B
Management Fees	0.86%		0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees(b)	0.75%		1.00%	1.00%
Shareholder Services Fee	0.25	%(c)	None	None
Other Expenses	0.48%		0.48%	0.36%
Total Annual Fund Operating Expenses	2.34%		2.18%	2.06%

Shareholder Fees (fees paid directly from your investment)

	All-Cap Growth Class C		Strategic Growth Class C		Strategic Growth (Pro Forma) Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00	%(e)	1.00	%(e)	1.00	%(e)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

Fees and Expenses (as a percentage of average daily net assets)

	All-Cap Growth Class C		Strategic Growth Class C	Strategic Growth (Pro Forma) Class C
Management Fees	0.86%		0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees(b)	0.75%		1.00%	1.00%
Shareholder Services Fee	0.25	%(c)	None	None
Other Expenses	0.48%		0.48%	0.36%
Total Annual Fund Operating Expenses	2.34%		2.18%	2.06%

(a)	A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.
(b)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.
(c)	All-Cap Growth has a separate shareholder service fee plan.
(d)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(e)	The deferred sales charge is imposed on Class C shares redeemed during the first year only.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in All-Cap Growth versus Strategic Growth and Strategic Growth (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

	Class A
	One Year	Three Years	Five Years	Ten Years
All-Cap Growth	$727	$1,048	$1,391	$2,356

Strategic Growth	$712	$1,001	$1,312	$2,190

Strategic Growth (Pro Forma)	$701	$967	$1,253	$2,065

	Class B
	One Year	Three Years	Five Years	Ten Years
All-Cap Growth	$637	$930	$1,249	$2,486

Strategic Growth	$621	$882	$1,170	$2,323

Strategic Growth (Pro Forma)	$609	$846	$1,109	$2,200

	Class C
	One Year	Three Years	Five Years	Ten Years
All-Cap Growth	$337	$731	$1,251	$2,677

Strategic Growth	$321	$682	$1,169	$2,513

Strategic Growth (Pro Forma)	$309	$646	$1,109	$2,392

You would pay the following expenses if you did not redeem your shares:

	Class B
	One Year	Three Years	Five Years	Ten Years
All-Cap Growth	$237	$730	$1,249	$2,486

Strategic Growth	$221	$682	$1,170	$2,323

Strategic Growth (Pro Forma)	$209	$646	$1,109	$2,200

	Class C
	One Year	Three Years	Five Years	Ten Years
All-Cap Growth	$237	$731	$1,251	$2,677

Strategic Growth	$221	$681	$1,167	$2,508

Strategic Growth (Pro Forma)	$209	$646	$1,109	$2,392

How do the Funds’ performance records compare?

The following charts show how the Class A shares of All-Cap Growth and Strategic Growth have performed in the past. The Class A shares of All-Cap Growth commenced operations on June 24, 1986, and the Class B and Class C shares commenced operations on January 3, 1994. The Class A and Class B shares of Strategic Growth commenced operations on October 16, 1995, while the Class C shares commenced operations on November 3, 1997.

All-Cap Growth, a series of the Trust (“All-Cap Successor Fund”), is the successor of the Phoenix All-Cap Growth Fund, a series of Phoenix Investment Trust 06 (“All-Cap Predecessor Fund”), resulting from a reorganization of the All-Cap Predecessor Fund with and into the All-Cap Successor Fund on March 10, 2008. The All-Cap Predecessor Fund and the All-Cap Successor Fund have identical investment objectives and strategies. The All-Cap Successor Fund has adopted the past performance of the All-Cap Predecessor Fund as its own. Therefore the performance tables below include the performance of the shares of the All-Cap Predecessor Fund prior to All-Cap Growth’s commencement date.

Strategic Growth, a series of the Trust (“Strategic Successor Fund”), is the successor of the Phoenix Strategic Growth Fund, a series of Phoenix Strategic Equity Series Fund (“Strategic Predecessor Fund”), resulting from a reorganization of the Strategic Predecessor Fund with and into the Strategic Successor Fund on March 10, 2008. The Strategic Predecessor Fund and the Strategic Successor Fund have identical investment objectives and strategies. The Strategic Successor Fund has adopted the past performance of the Strategic Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Strategic Predecessor Fund prior to Strategic Growth’s commencement date. Past performance, before and after taxes, is not an indication of future results.

Year-by-Year Total Return (%)

The charts show changes in the Funds’ Class A shares performance from year to year over the last ten calendar years.

These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return, as applicable, has varied from year to year. These charts include the effects of fund expenses. Each Fund’s average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

All-Cap Growth—Class A

Best Quarter: 4th—1999    32.76%

Worst Quarter: 1st—2001    -28.81%

Strategic Growth—Class A

Best Quarter: 4th—1999    33.37%

Worst Quarter: 3rd—2001    -31.55%

The next set of tables lists the average annual total return by class of All-Cap Growth and Strategic Growth for the past one, five and ten years (through December 31, 2008). The after-tax returns shown are for Class A, the oldest class of All-Cap Growth and Strategic Growth; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2008)(1)

All-Cap Growth	1 Year Ended 12/31/08	5 Years Ended 12/31/08	10 Years Ended 12/31/08
Class A shares
Return Before Taxes	-47.15%	-6.54%	-5.51%
Return After Taxes on Distributions(2)	-47.44%	-7.61%	-6.69%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	-29.87%	-4.89%	-4.06%
Class B Shares
Return Before taxes	-46.40%	-6.10%	-5.64%
Class C Shares
Return Before taxes	-44.36%	-6.13%	-5.66%
S&P 500® Index	-37.00%	-2.19%	-1.38%
Russell 3000® Growth Index	-38.44%	-3.33%	-4.01%

Strategic Growth	1 Year Ended 12/31/08	5 Years Ended 12/31/08	10 Years Ended 12/31/08	Since Inception Class I
Class A shares
Return Before Taxes	-48.07%	-8.94%	-6.12%	—
Return After Taxes on Distributions(2)	-48.07%	-8.94%	-7.36%	—
Return After Taxes on Distributions and Sale of Fund Shares(3)	-31.24%	-7.36%	-5.07%	—
Class B shares				—
Return Before Taxes	-47.52%	-8.55%	-6.28%	—
Class C shares				—
Return Before Taxes	-45.39%	-8.57%	-6.29%	—
Class I shares				9/29/06
Return Before Taxes	-44.82%	—	—	-17.67%
S&P 500® Index	-37.00%	-2.19%	-1.38%	-14.12%
Russell 1000® Growth Index	-38.44%	-3.42%	-4.27%	-13.06%

(1)	The Funds’ average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the Fund’s Class A shares and a full redemption in the Fund’s Class B and Class C shares.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	The Return After Taxes on Distributions and Sales of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of fund shares. The benefit (to the extent it can be used to offset other gains) may result in a higher return.

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The Russell 3000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of U.S. companies. The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested. These indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about Strategic Growth is also contained in management’s discussion of Strategic Growth’s performance, which appears in the most recent Annual Report of the Trust relating to Strategic Growth.

Who will be the Adviser and Subadviser of my Fund after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

Management of the Funds

The overall management of All-Cap Growth and Strategic Growth is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

Adviser

Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) is the investment adviser for Strategic Growth and is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadviser and recommending its hiring, termination and replacement.

Facts about the Adviser:

•	The Adviser is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. and has acted as an investment adviser for over 70 years.

•	The Adviser acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients, with assets under management of approximately $13.8 billion as of September 30, 2008.

•	The Adviser is located at 100 Pearl Street, Hartford, Connecticut 06103.

Subadviser

SCM (the “Subadviser”) is the investment subadviser to Strategic Growth. Pursuant to the Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of the Fund’s portfolio.

Facts about the Subadviser:

•	The Subadviser is an affiliate of VIA, and has been an investment adviser since 1989.

•	The Subadviser is located at 909 Montgomery Street, San Francisco, CA 94133.

•	The Subadviser had approximately $3.3 billion in assets under management as of September 30, 2008.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Douglas Couden, CFA, manages Strategic Growth and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Couden has served on the Fund’s portfolio management team since 2005. Mr. Couden is a Senior Portfolio Manager and Director of Equity at SCM. Prior to joining SCM in 1996, he was a business analyst with PaineWebber, Inc. Mr. Couden has 14 years of investment experience.

Please refer to the Statement of Additional Information for additional information about Strategic Growth’s portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of Strategic Growth.

Advisory Fees

For its management and supervision of the daily business affairs of Strategic Growth, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of Strategic Growth’s net assets at the following annual rates:

First $1 billion	0.70%
$1+ billion through $2 billion	0.65%
Over $2 billion	0.60%

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Strategic Growth. The Fund does not pay a fee to the Subadviser. The Adviser pays the Subadviser a subadvisory fee calculated at a rate equal to 50% of the gross investment management fee paid by the Fund to the Adviser.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Funds each will be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result, for federal income tax purposes, no gain or loss will be recognized by All-Cap Growth or its shareholders as a result of receiving shares of Strategic Growth in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Strategic Growth that are received by the shareholders of All-Cap Growth will be the same as the holding period and aggregate tax basis of the shares of All-Cap Growth previously held by such shareholders, provided that such shares of All-Cap Growth are held as capital assets. In addition, no gain or loss will be recognized by Strategic Growth upon the receipt of the assets of All-Cap Growth in exchange for shares of Strategic Growth and the assumption by Strategic Growth of All-Cap Growth liabilities, and the holding period and tax basis of the assets of All-Cap Growth in the hands of Strategic Growth as a result of the Reorganization will be the same as in the hands of All-Cap Growth immediately prior to the Reorganization.

RISKS

Are the risk factors for the Funds similar?

Yes. The risk factors are similar due to the identical investment objectives and similar investment policies of the Funds. The risks of Strategic Growth are described in greater detail in that Fund’s Prospectus and Statement of Additional Information.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

Each of the Funds is subject to Growth Stocks Risk and Large Company Risk.

•

Growth Stocks Risk—Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

•

Large Company Risk—The risk that companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

All-Cap Growth is also subject to Sector Investing Risk and Small and Unseasoned Company Risk.

•

Sector Investing Risk—The risk that securities in other sectors may provide greater investment return in certain market conditions as compared to the companies in the sector(s) in which the Fund is invested. Moreover, conditions that negatively affect the sector(s) in which the Fund is invested will have a greater impact on the Fund as compared to a fund that is not significantly invested in such sector(s).

•

Small and Unseasoned Company Risk—Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. The trading volume of small company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Strategic Growth is also subject to Small and Medium Company Risk.

•

Small and Medium Company Risk—Companies with small and medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Small and medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Please refer to each Fund’s Prospectus and Statement of Additional Information for more information on risks.

INFORMATION ABOUT THE REORGANIZATION

At a regular meeting held on November 20, 2008, all of the Trustees of the Trust on behalf of All-Cap Growth, including the Disinterested Trustees, considered and approved the Reorganization as set forth in the Plan. They determined that the Reorganization was in the best interests of All-Cap Growth and its shareholders, and that the interests of existing shareholders of All-Cap Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Strategic Growth has an identical investment objective and similar investment strategies as All-Cap Growth. They further noted that Strategic Growth’s Class A shares have outperformed the Class A shares of All-Cap Growth on a one-, three-, and five-year basis through September 30, 2008. However, they also noted that the management fee and total expenses of Strategic Growth are currently lower than those of All-Cap Growth, and are expected to be reduced even lower on a pro forma basis after the Reorganization.

The Trustees considered the relative asset size of each Fund, including the benefits of creating an entity with a higher combined level of assets.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•	the fact that All-Cap Growth and Strategic Growth will bear the expenses incurred in connection with the Reorganization on a pro rata basis;

•	the benefits to shareholders, including from operating efficiencies, which may be achieved from combining the Funds;

•	the fact that Strategic Growth will assume all of the liabilities of All-Cap Growth;

•	the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

•	alternatives available to shareholders of All-Cap Growth, including the ability to redeem their shares.

During their consideration of the Reorganization, the Trustees of the Trust consulted with counsel to the Disinterested Trustees, as appropriate.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of All-Cap Growth and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of All-Cap Growth for approval.

The Trustees of the Trust have also approved the Plan on behalf of Strategic Growth, after concluding that the proposed Reorganization would be in the best interests of Strategic Growth and its shareholders.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of All-Cap Growth will be acquired by Strategic Growth in exchange for Class A, Class B and Class C shares of Strategic Growth and the assumption by Strategic Growth of all of the liabilities of All-Cap Growth on or about April 3, 2009, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, All-Cap Growth will endeavor to discharge all of its known liabilities and obligations. All-Cap Growth will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

At or prior to the Closing Date, All-Cap Growth will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The number of full and fractional shares of each class of Strategic Growth to be received by the shareholders of All-Cap Growth will be determined by dividing the net assets of All-Cap Growth by the net asset value of a share of Strategic Growth. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

VP Distributors, Inc. (“VP Distributors”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Strategic Growth, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to Strategic Growth, All-Cap Growth will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Strategic Growth received by All-Cap Growth. The liquidation and distribution will be accomplished by the establishment of accounts in the names of All-Cap Growth’s shareholders on the share records of Strategic Growth or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Strategic Growth due to All-Cap Growth’s shareholders. All issued and outstanding shares of All-Cap Growth will be canceled. The shares of Strategic Growth to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, All-Cap Growth will be terminated as a series of the Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by All-Cap Growth’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of All-Cap Growth’s shareholders, the Plan may be terminated (a) by the mutual agreement of All-Cap Growth and Strategic Growth; (b) by either All-Cap Growth or Strategic

Growth if the Reorganization has not occurred on or before August 31, 2009, unless such date is extended by mutual agreement of All-Cap Growth and Strategic Growth; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

If the Reorganization is not consummated, VIA or one of its affiliates will pay the expenses incurred by All-Cap Growth and Strategic Growth in connection with the Reorganization (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by All-Cap Growth, Strategic Growth or their shareholders.

If All-Cap Growth’s shareholders do not approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of All-Cap Growth and its shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan will, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Code, and that the Funds will each be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result:

1.	No gain or loss will be recognized by Strategic Growth upon the receipt of the assets of All-Cap Growth solely in exchange for the shares of Strategic Growth and the assumption by Strategic Growth of the liabilities of All-Cap Growth;

2.	No gain or loss will be recognized by All-Cap Growth on the transfer of its assets to Strategic Growth in exchange for Strategic Growth’s shares and the assumption by Strategic Growth of the liabilities of All-Cap Growth or upon the distribution of Strategic Growth’s shares to All-Cap Growth’s shareholders in exchange for their shares of All-Cap Growth;

3.	No gain or loss will be recognized by All-Cap Growth’s shareholders upon the exchange of their shares of All-Cap Growth for shares of Strategic Growth in liquidation of All-Cap Growth;

4.	The aggregate tax basis of the shares of Strategic Growth received by each shareholder of All-Cap Growth pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of All-Cap Growth held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Strategic Growth received by each shareholder of All-Cap Growth will include the period during which the shares of All-Cap Growth exchanged therefor were held by such shareholder (provided that the shares of All-Cap Growth are held as capital assets on the date of the Reorganization); and

5.	The tax basis of the assets of All-Cap Growth acquired by Strategic Growth will be the same as the tax basis of such assets to All-Cap Growth immediately prior to the Reorganization, and the holding period of such assets in the hands of Strategic Growth will include the period during which the assets were held by All-Cap Growth.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, All-Cap Growth would recognize gain or loss on the transfer of its assets to Strategic Growth and each shareholder of All-Cap Growth would recognize a taxable gain or loss equal to the difference between its tax basis in its All-Cap Growth shares and the fair market value of the shares of Strategic Growth it received.

Strategic Growth’s utilization after the Reorganization of any pre-Reorganization losses realized by All-Cap Growth to offset income or gain realized by Strategic Growth could be subject to limitation. Shareholders of All-Cap Growth should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Pro Forma Capitalization

The following table sets forth the capitalization of the Funds as of September 30, 2008, and the capitalization of Strategic Growth on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.30 Class A shares, 1.17 Class B shares and 1.17 Class C shares of Strategic Growth for each Class A, Class B and Class C share, respectively, of All-Cap Growth.

Capitalization of All-Cap Growth, Strategic Growth and

Strategic Growth (Pro Forma)

	All-Cap Growth	Strategic Growth	Adjustments	Strategic Growth (Pro Forma) After Reorganization
Net Assets (in 000s)(a)

Class A	$59,795	$106,102	$(53)	$165,844

Class B	2,522	4,326	(2)	6,846

Class C	5,886	2,789	(1)	8,674

Class I	—	4,739	(3)	4,736
Total Net Assets	$68,203	$117,956	$(59)	$186,100
Net Asset Value Per Share

Class A	$10.33	$7.96		$7.96

Class B	$8.27	$7.08		$7.08

Class C	$8.27	$7.08		$7.09
Class I	—	$8.01		$8.00
Shares Outstanding (in 000s)

Class A	5,789	13,333	1,723	20,845

Class B	305	611	51	967

Class C	712	394	118	1,224

Class I	—	592	—	592
Total Shares Outstanding	6,806	14,930	1,892 (b)	23,628
(a)	Reflects $90,000 of estimated merger-related expenses
(b)	Reflects change in shares outstanding due to an increase of Class A, Class B and Class C shares of Strategic Growth in exchange for Class A, Class B and Class C shares, respectively, of All-Cap Growth based on the net asset value of Strategic Growth’s Class A, Class B and Class C shares, respectively, at September 30, 2008.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

VP Distributors, an affiliate of Virtus Investment Partners, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds’ shares. VP Distributors distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. All-Cap Growth is authorized to issue three classes of shares: Class A, Class B and Class C. Strategic Growth currently offers four classes of shares: Class A, Class B, Class C and Class I shares. Each class of shares for the Funds has a separate distribution arrangement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of All-Cap Growth owning Class A, Class B or Class C shares will receive Class A, Class B or Class C shares, respectively, of Strategic Growth. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares are also subject to an ongoing distribution and/or services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A shares.

Class B shares are sold with a contingent deferred sales charge (“CDSC”) which ranges from 5.00% to 2.00% if shares are redeemed within 5 years of their purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class B shares acquired as a result of the Reorganization, the length of time you hold shares in Strategic Growth will be added to the length of time you held shares in All-Cap Growth. If you acquire Class B shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of All-Cap Growth. Class B shares are also subject to an ongoing distribution and/or services fee at an aggregate annual rate of up to 1.00% of the Fund’s aggregate average daily net assets attributable to the Class B shares. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Reorganization to shareholders of All-Cap Growth will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of All-Cap Growth were originally purchased.

Class C shares are sold without a front-end sales charge and are subject to a 1.00% CDSC if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Strategic Growth will be added to the length of time you held shares in All-Cap Growth. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of All-Cap Growth. Class C shares are also subject to an ongoing distribution and/or services fee at an aggregate annual rate of up to 1.00% of the applicable Fund’s aggregate average daily net assets attributable to Class C shares. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of All-Cap Growth in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class B and Class C shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Strategic Growth.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in the Funds’ Prospectuses. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the Funds’ Prospectuses. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200 as a result of redemption activity, subject to written notice within sixty days. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

The Funds currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Virtus Funds. Class C shares of the Funds are also exchangeable for Class T shares of those Virtus Funds offering them.

On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectuses.

Dividend Policy

The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.

Each Fund has qualified, and Strategic Growth intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

All-Cap Growth and Strategic Growth are series of the Trust, which has operated as a diversified open-end management investment company registered with the SEC under the 1940 Act since May 1960. The Trust was originally incorporated in New York in 1956, and on January 13, 1992, was reorganized as a Massachusetts business trust. It was reorganized as a Delaware statutory trust in October 2000. The Trust is governed by the Declaration of Trust and By-Laws, Board of Trustees, and Delaware and federal law. The Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust currently consist of All-Cap Growth and Strategic Growth and 13 other mutual funds of various asset classes.

Capitalization

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

The Trust, on behalf of All-Cap Growth or Strategic Growth, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Declaration of Trust of the Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

Under certain circumstances, the Trustees of the Trust may also terminate the Trust, a series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of the Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Declaration of Trust of the Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of the Trust, each Trustee of the Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to the Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. The Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay the Trust, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of the Trust, and Delaware and federal law, as applicable and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware and federal law, as applicable law, directly for more complete information.

INFORMATION CONCERNING THE MEETING AND VOTING REQUIREMENTS

This Prospectus/Proxy Statement is being sent to shareholders of All-Cap Growth in connection with a solicitation of proxies by the Trustees of the Trust, to be used at the Special Meeting of Shareholders (the “Meeting”) to be held at 2 p.m. Eastern time, March 27, 2009, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of All-Cap Growth on or about February 17, 2009.

The Board of Trustees of the Trust has fixed the close of business on February 4, 2009 as the record date (the “Record Date”) for determining the shareholders of All-Cap Growth entitled to receive notice of the Meeting and to vote, and for determining the number of shares for which voting instructions may be given, with respect to the Meeting or any adjournment thereof.

In voting for the Plan, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

Proxies may be revoked by mailing a notice of revocation to the Secretary of the Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, by executing a superseding proxy by telephone or through the Internet or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by the Internet or by telephone, or attend in person. Guidelines on voting by mail, by telephone, through the Internet or in person at the Meeting appear on the enclosed proxy card.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the interests represented by the proxy card in accordance with the instructions marked on the returned proxy card. Proxy cards that are properly executed and returned but are not marked with voting instructions will be voted FOR the Plan and FOR any other matters deemed appropriate.

Thirty three and one-third percent (33 1/3%) of the outstanding voting shares of All-Cap Growth must be present in person or by proxy to constitute a quorum for the Meeting. Approval of the Plan will require approval of the shares as mandated under the 1940 Act, which is the lesser of approval by 67% or more of the votes present at the meeting if the holders of more than 50% of the outstanding votes are present; or, approval by more than 50% of the outstanding voting securities.

The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name”, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) of shares represented at the Meeting as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting). Abstentions and broker non-votes will be treated as shares voted against the Plan.

In addition to the proxy solicitation by mail, representatives of the Trust may solicit proxies by mail, telephone, facsimile, Internet or personal contact. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by both All-Cap Growth and Strategic Growth on a pro rata basis. The anticipated cost of this proxy solicitation is approximately $8,600-$23,600, plus expenses.

If shareholders of All-Cap Growth do not vote to approve the Plan, the Trustees of the Trust will consider other possible courses of action in the best interests of All-Cap Growth and its shareholders. If sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of All-Cap Growth who objects to the proposed Reorganization as set forth in the Plan will not be entitled under either Delaware law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, if the Reorganization is consummated, shareholders will be free to redeem the shares of Strategic Growth that they receive in the transaction at their then-current net asset value. Shares of All-Cap Growth may be redeemed at any time prior to the Reorganization. Shareholders of All-Cap Growth may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The Trust does not hold annual shareholder meetings. If the Plan is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

The votes of the shareholders of Strategic Growth are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

The shareholders of All-Cap Growth at the close of business on February 4, 2009 (the “Record Date”) will be entitled to be present and vote at the Meeting with respect to shares of All-Cap Growth owned as of the Record Date. As of the Record Date, the total number of shares of All-Cap Growth outstanding was as follows:

Number of Shares
Class A	5,418,263
Class B	277,567
Class C	671,391

Total	6,367,221

As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of All-Cap Growth.

As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Strategic Growth.

Control Persons and Principal Holders of Securities

As of the Record Date, the beneficial owners or record owners of more than 5% of the shares of All-Cap Growth or Strategic Growth were as follows:

All-Cap Growth

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	A	1,500,190	23.60%	8.80%

Strategic Growth

As of the Record Date, there were no beneficial owners or record owners of more than 5% of the shares of Strategic Growth.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust relating to All-Cap Growth, for the year ended as of March 31, 2008, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights of the Trust relating to All-Cap Growth, for the period indicated therein have been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Trust relating to Strategic Growth, for the year ended as of March 31, 2008, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights of the Trust relating to Strategic Growth, for the period indicated therein have been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The unaudited Semi-Annual Report of the Trust relating to All-Cap Growth and Strategic Growth for the six month period ended September 30, 2008 has also been incorporated by reference herein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Strategic Growth will be passed upon by Kevin J. Carr, Esq., Vice President, Chief Legal Officer, Counsel and Secretary of the Trust.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11 th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED INVESTMENT PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

February 9, 2009

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 20 th day of November, 2008, by and between Virtus Equity Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Virtus Strategic Growth Fund (the “Acquiring Fund”), a separate series of the Trust, and Virtus All-Cap Growth Fund (the “Acquired Fund”), a separate series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSACTION

1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3 The Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Trust’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.

2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4 Phoenix Equity Planning Corporation (“PEPCO”) shall make all computations of value, in its capacity as administrator for the Trust.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be April 3, 2009, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Virtus Partners, Inc., 100 Pearl Street, Hartford, CT 06103 or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Trust shall direct PEPCO (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2008 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since September 30, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h) The unaudited financial statements of the Acquiring Fund at September 30, 2008 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i) Since September 30, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED FUND

5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2 If necessary, the Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.5 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4 The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

8.3. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the provisions of the Trust’s Declaration of Trust, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, may not waive the conditions set forth in this paragraph 9.1;

9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust and the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.5.

10.	BROKERAGE FEES AND EXPENSES

10.1 The Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The expenses relating to the proposed Reorganization will be borne pro rata by each of the Acquired Fund and the Acquiring Fund, based on each of their respective assets. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3 In the event the transactions contemplated by this Agreement are not consummated, then Virtus Investment Advisers, Inc. agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before August 31, 2009 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this

Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Trust may not waive the condition set forth in paragraph 9.5.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders, if necessary, of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301, Attn: General Counsel.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Trust Instrument of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Trust Instrument of the Acquiring Fund.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer, as of the date first written above.

VIRTUS EQUITY TRUST, on behalf of its series Virtus Strategic Growth Fund

By:
By:	W. Patrick Bradley
Title:	Chief Financial Officer and Treasurer

VIRTUS EQUITY TRUST, on behalf of its series Virtus All-Cap Growth Fund

By:
By:	W. Patrick Bradley
Title:	Chief Financial Officer and Treasurer

Agreed and accepted as to paragraph 10.3 only:

VIRTUS INVESTMENT ADVISERS, INC.

By:
By:	Kevin J. Carr
Title:	Vice President and Clerk

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

VIRTUS ALL-CAP GROWTH FUND

a series of

VIRTUS EQUITY TRUST

c/o VP Distributors, Inc.

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

By and In Exchange For Shares of

VIRTUS STRATEGIC GROWTH FUND

another series of

VIRTUS EQUITY TRUST

This Statement of Additional Information, dated February 9, 2009, relating specifically to the proposed transfer of the assets and liabilities of Virtus All-Cap Growth Fund (“All-Cap Growth”), a series of Virtus Equity Trust (the “Trust”) to Virtus Strategic Growth Fund (“Strategic Growth”), another series of the Trust, in exchange for Class A, Class B and Class C shares of beneficial interest, no par value, of Strategic Growth (to be issued to holders of shares of All-Cap Growth), consists of the information set forth below pertaining to All-Cap Growth and Strategic Growth and the following described documents, each of which is incorporated by reference herein:

(1)	The Statement of Additional Information of the Trust relating to All-Cap Growth and Strategic Growth, dated June 6, 2008, as revised October 1, 2008;

(2)	Annual Report of the Trust relating to All-Cap Growth and Strategic Growth for the year ended March 31, 2008;

(3)	Semiannual Report of the Trust relating to All-Cap Growth and Strategic Growth for the six months ended September 30, 2008; and

(4)	Pro Forma Financial Statements dated as of September 30, 2008 (attached hereto).

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of All-Cap Growth and Strategic Growth dated February 9, 2009. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

Virtus Equity Trust

Pro Forma Combining Financial Statements (Unaudited)

September 30, 2008

Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Virtus All-Cap Growth Fund (“All-Cap Growth”), a series of Virtus Equity Trust (the “Trust”), in exchange for shares of Virtus Strategic Growth Fund (“Strategic Growth”), another series of the Trust, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Strategic Growth, and the results of operations of Strategic Growth for pre-combination periods will not be restated.

All of the securities held by All-Cap Growth comply with the compliance guidelines and investment restrictions of Strategic Growth.

The pro forma unaudited combining statements of assets and liabilities and schedule of investments reflect the financial position of All-Cap Growth and Strategic Growth as of September 30, 2008.

The pro forma unaudited statement of operations reflects the results of operations of each of the funds for the year ended September 30, 2008, as though the reorganization occurred as of the beginning of the preceding twelve month period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for All-Cap Growth and Strategic Growth, which are incorporated by reference in the Statement of Additional Information.

Virtus Strategic Growth Fund/All-Cap Growth Fund

Pro Forma Combining Schedule of Investments

September 30, 2008 (Unaudited)

$ Reported in 000’s

Virtus Strategic Growth Fund	Virtus All-Cap Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios		Virtus Strategic Growth Fund	Virtus All-Cap Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios
			DOMESTIC COMMON STOCKS
			Aerospace & Defense
	14,500	14,500	Esterline Technologies Corp.(b)		574	574
31,760	17,500	49,260	United Technologies Corp.	1,908	1,051	2,959

			Apparel, Accessories & Luxury Goods
29,690	13,800	43,490	VF Corp.	2,295	1,067	3,362

			Apparel Retail
	27,100	27,100	Guess?, Inc.		943	943

			Application Software
	16,600	16,600	Concur Technologies, Inc.(b)		635	635

			Asset Management & Custody Banks
6,470	5,100	11,570	BlackRock, Inc.	1,259	992	2,251
57,130	44,000	101,130	Janus Capital Group, Inc.	1,387	1,068	2,455
27,800	—	27,800	State Street Corp.	1,581	—	1,581

			Biotechnology
30,580	17,800	48,380	Amgen, Inc.(b)	1,812	1,055	2,867
22,330	—	22,330	Biogen Idec, Inc.(b)	1,123	—	1,123
28,260	16,500	44,760	Celgene Corp.(b)	1,788	1,044	2,832
17,020	10,000	27,020	Cephalon, Inc.(b)	1,319	775	2,094
13,650	8,100	21,750	Genentech, Inc.(b)	1,211	718	1,929
31,150	13,500	44,650	Genzyme Corp.(b)	2,520	1,092	3,612
26,880	16,800	43,680	Gilead Sciences, Inc.(b)	1,225	766	1,991

			Broadcasting
	58,573	58,573	Global Traffic Network, Inc.(b)		543	543

			Communications Equipment
127,140	65,800	192,940	Cisco Systems, Inc.(b)	2,868	1,484	4,352
136,430	69,600	206,030	Corning, Inc.	2,134	1,089	3,223
146,480	90,900	237,380	Harmonic, Inc.(b)	1,238	768	2,006
55,140	30,800	85,940	Juniper Networks, Inc.(b)	1,162	649	1,811
	59,600	59,600	Neutral Tandem, Inc.(b)		1,105	1,105
43,970	16,600	60,570	QUALCOMM, Inc.	1,889	713	2,602

			Computer & Electronics Retail
52,100	26,000	78,100	GameStop Corp. Class A(b)	1,782	889	2,671

			Computer Hardware
24,310	9,700	34,010	Apple, Inc.(b)	2,763	1,102	3,865
78,940	33,600	112,540	Hewlett-Packard Co.	3,650	1,554	5,204
25,270	9,800	35,070	International Business Machines Corp.	2,956	1,146	4,102

Virtus Strategic Growth Fund/All-Cap Growth Fund

Pro Forma Combining Schedule of Investments (Continued)

September 30, 2008 (Unaudited)

$ Reported in 000’s

Virtus Strategic Growth Fund	Virtus All-Cap Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios		Virtus Strategic Growth Fund	Virtus All-Cap Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios
			Computer Storage & Peripherals
	35,300	35,300	Data Domain, Inc.(b)		786	786
202,060	107,600	309,660	EMC Corp.(b)	2,417	1,287	3,704

			Construction & Farm Machinery & Heavy Trucks
20,080	17,000	37,080	Caterpillar, Inc.	1,197	1,013	2,210
29,880	20,100	49,980	Joy Global, Inc.	1,349	908	2,257

			Department Stores
37,450	14,200	51,650	Kohl’s Corp.(b)	1,726	654	2,380

			Distillers & Vintners
11,800	14,400	26,200	Central European Distribution Corp.(b)	536	654	1,190

			Diversified Chemicals
28,390	16,900	45,290	FMC Corp.	1,459	869	2,328

			Drug Retail
52,410	32,300	84,710	CVS Caremark Corp.	1,764	1,087	2,851

			Electrical Components & Equipment
27,930	8,800	36,730	SunPower Corp. Class A(b)	1,981	624	2,605

			Fertilizers & Agricultural Chemicals
18,870	10,900	29,770	Monsanto Co.	1,868	1,079	2,947

			Food Retail
113,700	56,600	170,300	Kroger Co. (The)	3,124	1,555	4,679

			Health Care Equipment
35,370	20,200	55,570	Medtronic, Inc.	1,772	1,012	2,784

			Household Products
32,040	18,400	50,440	Colgate-Palmolive Co.	2,414	1,386	3,800

			Industrial Machinery
	20,800	20,800	Chart Industries, Inc.(b)		594	594
39,010	24,700	63,710	Harsco Corp.	1,451	919	2,370

			Internet Retail
24,450	14,200	38,650	Amazon.com, Inc.(b)	1,779	1,033	2,812

			Internet Software & Services
6,840	3,600	10,440	Google, Inc. Class A(b)	2,740	1,442	4,182
	35,000	35,000	WebSense, Inc.(b)		782	782

			Investment Banking & Brokerage
12,740	6,800	19,540	Goldman Sachs Group, Inc. (The)	1,631	870	2,501

			IT Consulting & Other Services
46,260	—	46,260	Cognizant Technology Solutions Corp. Class A(b)	1,056	—	1,056

Virtus Strategic Growth Fund/All-Cap Growth Fund

Pro Forma Combining Schedule of Investments (Continued)

September 30, 2008 (Unaudited)

$ Reported in 000’s

Virtus Strategic Growth Fund	Virtus All-Cap Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios		Virtus Strategic Growth Fund	Virtus All-Cap Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios
			Movies & Entertainment
	170,480	170,480	Lodgenet Entertainment Corp.(b)		346	346
71,370	35,000	106,370	Walt Disney Co. (The)	2,190	1,074	3,264

			Oil & Gas Drilling
19,193	9,500	28,693	Transocean, Inc.(b)	2,108	1,044	3,152

			Oil & Gas Equipment & Services
33,290	—	33,290	Oceaneering International, Inc.(b)	1,775	—	1,775

			Oil & Gas Exploration & Production
	34,400	34,400	Barrett Corp. (Bill)(b)		1,104	1,104
42,290	27,000	69,290	Chesapeake Energy Corp.	1,517	968	2,485
46,482	27,700	74,182	XTO Energy, Inc.	2,162	1,289	3,451

			Pharmaceuticals
37,580	18,200	55,780	Abbott Laboratories	2,164	1,048	3,212
41,720	18,600	60,320	Allergan, Inc.	2,149	958	3,107
32,640	20,100	52,740	Perrigo Co.	1,255	773	2,028

			Restaurants
39,130	23,800	62,930	McDonald’s Corp.	2,414	1,469	3,883

			Semiconductor Equipment
155,790	96,200	251,990	Applied Materials, Inc.	2,357	1,456	3,813

			Semiconductors
	27,000	27,000	Atheros Communications, Inc.(b)		637	637
101,760	52,900	154,660	Broadcom Corp. Class A(b)	1,896	985	2,881
	52,400	52,400	Cavium Networks, Inc.(b)		738	738
136,610	73,400	210,010	Intel Corp.	2,559	1,375	3,934
63,950	38,900	102,850	Microchip Technology, Inc.	1,882	1,145	3,027
	99,300	99,300	ON Semiconductor Corp.(b)		671	671
10,100	—	10,100	Silicon Laboratories, Inc.(b)	310	—	310

			Steel
18,380	14,300	32,680	United States Steel Corp.	1,426	1,110	2,536

			Systems Software
135,150	59,900	195,050	Oracle Corp.(b)	2,745	1,217	3,962

			Tobacco
48,440	21,000	69,440	Philip Morris International, Inc.	2,330	1,010	3,340

			Wireless Telecommunication Services
51,780	28,900	80,680	American Tower Corp. Class A(b)	1,862	1,040	2,902

			Total Domestic Common Stocks (Identified Cost $110,419,$64,872 and $175,291)	105,235	62,833	168,068

Virtus Strategic Growth Fund/All-Cap Growth Fund

Pro Forma Combining Schedule of Investments (Continued)

September 30, 2008 (Unaudited)

$ Reported in 000’s

Virtus Strategic Growth Fund	Virtus All-Cap Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios		Virtus Strategic Growth Fund	Virtus All-Cap Growth Fund	Virtus Strategic Growth Fund Pro Forma Combining Portfolios
			FOREIGN COMMON STOCKS
			Communications Equipment
22,160	14,900	37,060	Research In Motion Ltd. (Canada)(b)	1,514	1,018	2,532

			Fertilizers & Agricultural Chemicals
11,470	6,400	17,870	Potash Corp. of Saskatchewan, Inc. (Canada)	1,514	845	2,359

			Heavy Electrical Equipment
119,910	51,900	171,810	ABB Ltd. Sponsored ADR (Switzerland)	2,326	1,007	3,333

			Internet Software & Services
4,460	—	4,460	Baidu.com, Inc. (China)(b)	1,107	—	1,107

			Marine Ports & Services
82,770	46,200	128,970	Aegean Marine Petroleum Network, Inc. (Greece)	1,850	1,032	2,882

			Oil & Gas Equipment & Services			—
30,270	17,900	48,170	Schlumberger Ltd. (Netherlands)	2,364	1,398	3,762

			Total Foreign Common Stocks (Identified Cost $11,031,$5,977 and $17,008)	10,675	5,300	15,975

			EXCHANGE TRADED FUNDS
86,360	—	86,360	Financial Select Sector SPDR Fund	1,718	—	1,718

			Total Exchange Traded Funds (Identified Cost $1,720,$0 and $1,720)	1,718	—	1,718

			Total Long Term Investments (Identified Cost $123,170,$70,849 and $194,019)	117,628	68,133	185,761

			SHORT-TERM INVESTMENTS
			Money Market Mutual Funds
526,329	46,379	572,708	State Street Institutional Liquid Reserves Fund (seven-day effective yield 2.456%)	526	46	572
			Total Money Market Mutual Funds

			Total Short-Term Investments (Identified Cost $526,$46 and $572)	526	46	572

			TOTAL INVESTMENTS (Identified Cost $123,696,$70,895 and $194,591)	118,154	68,179	186,333	(a)
			Other assets and liabilities, net	(257)	24	(233)

			NET ASSETS—100.0%	117,897	68,203	186,100

(a)	Federal Income Tax Information (reported in 000s): Net unrealized depreciation of investment securities is comprised of gross appreciation of $13,646 and gross depreciation of $22,083 for federal income tax purposes. At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $194,770.
(b)	Non-income producing.
(c)	A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 5, “Foreign security country determination” in the Notes to ProForma Financial Statements.

See Notes to Pro Forma Financial Statements.

Virtus Strategic Growth Fund/All-Cap Growth Fund

Pro Forma Combining Statement of Assets and Liabilities

September 30, 2008 (Unaudited)

Reported in (000’s)

	Virtus Strategic Growth Fund	Virtus All-Cap Growth Fund	Adjustments	Virtus Strategic Growth Fund Pro Forma Combining Portfolios
ASSETS
Investment securities at value (Identified cost $123,696, $70,895 and $194,591)	$118,154	$68,179	—	$186,333
Cash	—	—	—	—
Receivables
Investment securities sold	—	63	—	63
Fund shares sold	7	121	—	128
Dividends	71	28	—	99
Interest	—	2	—	2
Tax reclaims	9	2	—	11
Prepaid expenses	24	26	—	50
Other assets	12	8	—	20

Total assets	118,277	68,429	—	186,706

LIABILITIES
Payables
Fund shares repurchased	100	50		150
Investment securities purchased	—	—		—
Investment advisory fees	81	54		135
Distribution and service fees	30	21		51
Administration fee	10	5		15
Transfer agent fees and expenses	50	26		76
Trustees’ fee and expenses	1	1		2
Professional fees	18	32 (c)	29 (b)	79
Trustee deferred compensation plan	12	8		20
Other accrued expenses	19	29 (c)	30 (b)	78

Total liabilities	321	226	59	606

NET ASSETS	$117,956	$68,203	(59)	$186,100

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$209,933	$74,869		$284,802
Undistributed net investment income (loss)	(357)	(351)	(59)	$(767)
Accumulated net realized gain (loss)	(86,078)	(3,599)		$(89,677)
Net unrealized appreciation	(5,542)	(2,716)		(8,258)

Net Assets	$117,956	$68,203	$(59)	$186,100

CLASS A
Shares of beneficial interest outstanding, no par value, unlimited authorization	13,333	5,789	1,723 (a)	20,845
Net assets	$106,102	$59,795	(53)	$165,844
Net asset value per share	$7.96	$10.33		$7.96
Offering price per share NAV/(1-5.75%)	$8.45	$10.96		$8.45

CLASS B
Shares of beneficial interest outstanding, no par value, unlimited authorization	611	305	51 (a)	967
Net assets	$4,326	$2,522	(2)	$6,846
Net asset value and offering price per share	$7.08	$8.27		$7.08

CLASS C
Shares of beneficial interest outstanding	394	712	118 (a)	1,224
Net assets	$2,789	$5,886	(1)	$8,674
Net asset value and offering price per share	$7.09	$8.27		$7.09

CLASS I
Shares of beneficial interest outstanding	592	0	0 (a)	592
Net assets	$4,739	$0	(3)	$4,736
Net asset value and offering price per share	$8.00	$0.00		$8.00

(a)	Adjustment reflects shares issued in conversion.
(b)	Professional expenses for the surviving fund (Virtus Strategic Growth Fund) were increased by $29,250 and printing expenses by $29,250 to reflect one-time merger related expenses. Surviving fund will pay approximately 65% merger cost.
(c)	Professional expenses for the merging fund (Virtus All-Cap Growth Fund) were increased by $15,750 and printing expenses by $15,750 to reflect one-time merger related expenses. Merging fund will pay approximately 35% merger cost.

See Notes to Pro Forma Financial Statements.

Virtus Strategic Growth Fund/All-Cap Growth Fund

Pro Forma Combining Statement of Operations

September 30, 2008 (Unaudited)

Reported in (000’s)

	Virtus Strategic Growth Fund	Virtus All-Cap Growth Fund	Adjustments			Virtus Strategic Growth Fund Pro Forma Combining Portfolios
INVESTMENT INCOME
Dividends	$1,481	$769	$			$2,250
Interest	13	79				92
Security lending	—	—				—
Foreign taxes withheld	(9)	—				(9)
Total investment income	1,485	848		—		2,333

EXPENSES
Investment advisory fee	1,105	782		(155	)(a)	1,732
Service fees—Class A	353	202		(4	)(a)	551
Distribution and service fees—Class B	67	44		(1	)(a)	110
Distribution and service fees—Class C	39	65		(2	)(a)	102
Administration fee	133	76		(5	)(a)	204
Transfer agent	432	201		(153	)(a)	480
Registration	57	49		(52	)(a)	54
Printing	30	28		—	(a)	58
Professional	37	31		(33	)(a)	35
Custodian	22	23		(23	)(a)	22
Trustees	12	8		—	(a)	20
Miscellaneous	23	13		(13	)(a)	23
Total expenses	2,310	1,522		(441	)(a)	3,391
Less: Custodian fees paid indirectly	(1)	—		1	(a)	—
Net expenses	2,309	1,522		(440	)(a)	3,391

NET INVESTMENT INCOME (LOSS)	(824)	(674)		440	(a)	(1,058)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on securities	(5,523)	2,478		—		(3,045)
Net change in unrealized appreciation (depreciation) on investments	(39,774)	(29,869)		—		(69,643)
Net gain (loss) on investments	(45,297)	(27,391)		—		(72,688)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(46,121)	$(28,065)		$440		$(73,746)

Adjustments:

(a)	Adjustments are true-ups to reflect combined fund expenses

See Notes to Pro Forma Financial Statements.

Virtus Strategic Growth Fund/Virtus All-Cap Growth Fund

Notes to Pro Forma Combining Financial Statements

September 30, 2008 (Unaudited)

1. Basis of Combination

The accompanying unaudited Pro Forma Combining Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations are presented to show the effect of the proposed merger of the Virtus All-Cap Growth Fund (“Merging Fund”) into Virtus Strategic Growth Fund (“Surviving Fund”). Under the terms of the Plan of Reorganization the proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. Under the terms of the Plan of Reorganization the merger provides for the transfer of all the assets and liabilities of Virtus All-Cap Growth Fund to Virtus Strategic Growth Fund and the subsequent liquidation of Virtus All-Cap Growth Fund. The accounting survivor in the proposed merger will be Virtus Strategic Growth Fund. This is because the Surviving Fund will invest in a style that is similar to the way in which Virtus All-Cap Growth Fund is currently operated. The Reorganization should also create better efficiencies for the portfolio management team. Virtus All-Cap Growth, the merging fund, will pay 35% of the costs of the reorganization and Virtus Strategic Growth Fund, the surviving fund, will pay 65% of the costs of the reorganization.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Virtus Strategic Growth Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Virtus Strategic Growth Fund and Virtus All-Cap Growth Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the increase of shares of Virtus Strategic Growth Fund at September 30, 2008 in connection with the proposed reorganization. The amount of issued shares was calculated based on the net assets, as of September 30, 2008, of Virtus All-Cap Growth Fund (reported in 000s) of $59,824, $2,523 and $5,889, for Class A, Class B and Class C, respectively, and the net asset value of Virtus Strategic Growth Fund of $7.96, $7.08 and $7.09 for Class A, Class B, and Class C respectively. Shares of Virtus Strategic Growth Fund (reported in 000s) were increased by 1,723 for Class A, 51 for Class B and 118 for Class C in exchange for Class A, Class B, and Class C shares, respectively of Virtus All-Cap Growth Fund. The Pro Forma Statement of Assets & Liabilities reflects total shares outstanding of the combined fund and the amount of shares to be issued from Virtus All-Cap Growth Fund shareholders.

3. Pro Forma Operations

Pro Forma operating expenses are based on actual expenses of Virtus All-Cap Growth Fund and Virtus Strategic Growth Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and administration fees have been calculated for the combined Funds based on the fee schedule in effect for Virtus Strategic Growth Fund at the combined level of average net assets for the period ended September 30, 2008.

4. Portfolio Valuation

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the trustees.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

The funds have adopted the provisions of Statement of Financial Accounting Standards No. 157 (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3—prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2008 ($ reporting in thousands). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Funds	Level 1– Quoted Prices	Level 2– Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities (Market Value)
All-Cap Growth Fund	$68,179	$—	$—	$68,179
Strategic Growth Fund	$118,154	$—	$—	$118,154

5. Foreign security country determination

A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

6. Compliance

As of September 30, 2008, the Merging Fund complies with the investment restrictions in the prospectus and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Fund has elected to be taxed as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code (“IRC”). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

7. Federal Income Tax Information (reported in 000’s)

The Funds have capital loss carryovers, which may be used to offset future capital gains, as follows:

Expiration Date	Target Fund Virtus All-Cap Growth Fund	Acquiring Fund Virtus Strategic Growth Fund
2009	$0	$23,019
2010	$0	$39,493
2011	$0	$13,554
2012	$0	$329
2014	$0	$686
Total	$0	$77,081

The Funds may not realize the benefit of these losses to the extent the Surviving Fund does not realize gains on investments prior to the expiration of the capital loss carryover.